Exhibit 99.1

                        SETTLEMENT AND LICENSE AGREEMENT

                                     PARTIES

      This Agreement (the "AGREEMENT"), entered into as of this 1st day of May, 2005 (the "Effective Date"), is between CYTOMEDIX, INC. ("CYTOMEDIX" or "Licensor"), a Delaware corporation having a principal place of business at 416 Hungerford Drive, Suite 330, Rockville, Maryland 20850, and MEDTRONIC, INC. ("MEDTRONIC" OR "LICENSEE"), a Minnesota corporation having a principal place of business at 710 Medtronic Parkway, Minneapolis, Minnesota 55432.

                                    RECITALS


      WHEREAS, CYTOMEDIX filed an action (hereinafter, the "Maryland Action") on November 10, 2004, Case No. RWT-04-CV-3593, in the United States District Court for the District of Maryland, relating to a controversy between the parties arising in connection with claims of infringement of U.S. Patent No. 5,165,938 ("the `938 Patent"), based upon MEDTRONIC's manufacture, use, offer to sell, and/or sale of certain products ; and

      WHEREAS, the parties hereto desire, on the terms and conditions contained herein, to settle the claims that have been filed or asserted in their respective pleadings in the Maryland Action and to enter into a mutually agreeable licensing arrangement;

      NOW, THEREFORE, in consideration of the following terms, covenants and conditions, CYTOMEDIX and MEDTRONIC hereby agree as follows:

                               TERMS OF AGREEMENT

1. Definitions.

      1.1.  "Affiliate" shall mean:

                           (a) any individual who or Entity that is in whatever country organized or resident, directly or indirectly through one or more intermediaries, is controlled by, or is under common control with, or controls a Party; or

                           (b) any Entity in which any individual or Entity recited in the preceding sub-paragraph (a) directly or indirectly through one or more intermediaries has at least a forty percent (40%) ownership or voting rights interest (whether through stock ownership, stock power, voting proxy, or otherwise), or has the maximum ownership interest it is permitted to have in the country where such Entity exists.

      1.2. "CYTOMEDIX" means CYTOMEDIX, INC., its parent companies or subsidiaries (whether foreign or domestic), or any other entity in which CYTOMEDIX, INC. (a) directly or indirectly owns 50% or more of the capital, assets, voting securities, partnership or other ownership interest, or (b) has the power to direct or cause the direction of, either directly or indirectly, the management and policies of such entity, whether through ownership of voting securities, interlocking management, contract, or otherwise.


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      1.3.  "PARTY" shall mean, as applicable, either: (a) Licensor; or (b)
            Medtronic, Inc.

      1.4. "DISTRIBUTOR" means an entity which contracts with MEDTRONIC to either a) provide promotion, sales and distribution services of MEDTRONIC branded Royalty-Bearing Products, or b) buy
            Royalty-Bearing Products from MEDTRONIC for resale under a trademark, tradename or brand name of MEDTRONIC.

      1.5. "Disposable Product(s)" shall mean either Medtronic branded disposable equipment or disposable equipment purchased from Medtronic for resale under a trademark, tradename or brand name of Medtronic having instructions for use primarily intended for producing (in conjunction with Hardware Products) or applying compositions consisting of platelets or platelet releasate (which includes, but is not limited to, platelet concentrate or platelet rich plasma ("PRP")) to facilitate the healing of wounds or other damaged tissue. Disposable Products do not include, for example, items such as syringes, needles, cell washing bowls, catheters, gauze or other forms of dressing, gloves, etc. that are not sold within a platelet or PRP-related kit. Any Licensee product which is marketed by Licensee without direct or indirect reference to platelets or platelet releasate, and which is not otherwise covered by the Licensed Patents, shall not be considered a Disposable Product. For the term of this Agreement, the items listed in Exhibit B will be considered Disposable Products irrespective of the Licensee's marketing activities thereon. Licensee reserves the right to add to the items listed in Exhibit B.

      1.6. "Earned Royalty" shall mean royalties payable under this Agreement on Royalty-Bearing Products actually sold (in countries where Licensee has a license identified in Exhibit A) by Licensee or its Affiliates or Distributors to third parties and paid for by those third parties, and as to which sale(s) Medtronic recognizes as revenue pursuant to Medtronic's standard finance and accounting policies. Earned Royalty does not apply to items which have been returned to Medtronic or its Affiliates or Distributors and a refund has been made, nor to items which are not sold but are provided on loan, as free or at no cost, as no-cost replacement items for warranty or other purposes, for demonstration purposes, for training, education or clinical trial purposes, or to the University of Minnesota (or other academic institution) in connection with not-for-profit research or teaching.

      1.7. "Entity" shall mean any corporation, firm, partnership, proprietorship, or other form of business organization.

      1.8. "Hardware Product(s)" shall mean either Medtronic branded equipment (other than Disposable Products) or equipment purchased from Medtronic for resale under a trademark, tradename or brand name of Medtronic (other than Disposable Products) having instructions for use primarily for producing compositions consisting of platelets or platelet releasate (which includes, but is not limited to, platelet concentrate) to facilitate the healing of wounds or other damaged tissue. Any Licensee product which is marketed by Licensee without direct or indirect reference to platelets or platelet releasate, and which is not otherwise covered by the Licensed Patents, shall not be considered a Hardware Product. For the term of this Agreement, the items listed in Exhibit C will be considered Hardware Products irrespective of the Licensee's marketing or promotional activities associated therewith. Licensee reserves the right to revise the items listed in Exhibit C.


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      1.9.  "Licensee" shall mean Medtronic, Inc. and its Affiliates,
            Distributors and customers and any direct or indirect authorized sub-licensee of Medtronic, Inc. under the rights herein provided, as applicable.

      1.10. "LICENSED FIELDS" means any and all fields of use, worldwide.

      1.11. "LICENSED PATENTS" means the patents and patent applications listed in Exhibit A and any related patent application (including any continuation, continued prosecution, continuation-in-part, divisional, foreign counterpart or substitution thereof) and any patent (including any reissue or reexamination thereof), in any country granted from, or claiming priority to, or for the benefit of any of the aforementioned patent applications or patents, as well as rights in any third-party patent acquired as a result of an interference action involving any of the foregoing.

      1.12. "LICENSED TERRITORIES" means the entire world.

      1.13. "Net Sales Price" shall mean the amount that Medtronic (or any sublicensee of Medtronic) actually receives in payment from a third-party (eliminating transactions among Affiliates within Medtronic, or within such sublicensee) for commercial sales (excluding sales for use in clinical trials or other testing purposes) of Royalty-Bearing Products, excluding the following "Invoice Adjustments": (i) discounts and sales commissions, (ii) credits or repayments due to rejections, defects or returns, (iii) net of amounts previously included in the Net Sales Price of a product that were written-off by Medtronic or such sublicensee of Medtronic during such period as uncollectible, and (iv) charitable donations of Royalty-Bearing Products. Net Sales which are denominated in currencies other than U.S. Dollars shall be converted into U.S. Dollars according to Medtronic's standard accounting policy for conversion of foreign currencies.

      1.14. "Royalty-Bearing Products" shall mean Hardware Product(s) and Disposable Product(s) only.

      1.15. "Quarter" shall mean the respective three-month accounting periods ending in April, July, October and January of any year.

      1.16. "Royalty Year" shall mean the year beginning with the first full Quarter following the Effective Date, and each year thereafter until November 24, 2009.

2.    Settlements.

      2.1. The parties agree that within two business days after the execution of this Agreement, they will execute, through attorneys of record, and cause to be filed with the United States District Court for Maryland, a stipulated dismissal, with prejudice, of the Maryland Action. This Agreement shall be of no force and effect unless and until the Maryland Action is dismissed with prejudice. This AGREEMENT shall only become enforceable according to its terms upon entry in the Maryland Action of the Stipulated Dismissal, the form of which is attached hereto as Exhibit D (hereinafter, the "STIPULATED DISMISSAL"). In the event the Maryland Action is not so dismissed, this Agreement will become null and void, but paragraph
            6.1 shall survive.


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3.    License Grant/Covenant Not to Sue/Releases.

      3.1. License Grant. Licensor hereby grants to Licensee a non-exclusive license under the Licensed Patents to make, have made, use, import, sell, promote, market, offer for sale or otherwise transfer Royalty-Bearing Products in the Licensed Fields throughout the world. This grant includes the right for Medtronic to grant sublicenses to Distributors and Affiliates, either directly or through one or more intermediaries. This grant also includes the right for any customers (ultimate or in privity or other) of any Licensee or sublicensee to use and/or sell (for further use or resale) Royalty-Bearing Products subject to this Agreement without payment of any additional royalty to Cytomedix, including, but not limited to, the products listed in Exhibits B and C. In other words, the license grant "runs with the Royalty-Bearing Product." Cytomedix will only receive one royalty payment per licensed Royalty-Bearing Product.

      3.2.  Distributor and Customer Immunity. The license set forth in Article
            3.1 shall constitute a grant of immunity against any action for or claim of infringement (whether based on a direct or contributory infringement, inducement to infringe, or other theory) against the Licensee's Distributors and authorized resellers, agents, employees, customers and users relating to Royalty-Bearing Products sold or otherwise disposed of by any Licensee or authorized sublicensee prior to or after this Agreement.

      3.3. CYTOMEDIX, on behalf of itself, its predecessors and successors, and each of their respective affiliates, officers, directors, employees and agents, hereby irrevocably and unconditionally releases and forever discharges MEDTRONIC and its officers, directors, employees, agents, shareholders, representatives, parent companies, subsidiaries, affiliated companies, partners, predecessors, and all other persons acting by or on their behalf (collectively, the "MEDTRONIC RELEASEES"), of and from any claims that CYTOMEDIX has ever had or may now have against the MEDTRONIC RELEASEES related to the claims, counterclaims and affirmative defenses that were or could have been asserted in or in connection with the Maryland Action. CYTOMEDIX also releases customers of MEDTRONIC as to any claims that CYTOMEDIX has ever had against them based on their use of a product sold to them by Medtronic.

      3.4. MEDTRONIC, on behalf of itself, its predecessors and successors, and each of their respective shareholders, affiliates, members, officers, directors, employees and agents, hereby irrevocably and unconditionally releases and forever discharges CYTOMEDIX, its officers, directors, employees, agents, shareholders, representatives, parent companies, subsidiaries, affiliated companies, predecessors, and all other persons acting by or on behalf of CYTOMEDIX (collectively, the "CYTOMEDIX RELEASEES"), of and from any claims that MEDTRONIC has ever had or may now have against CYTOMEDIX or any of the other CYTOMEDIX RELEASEES related to the claims, counterclaims, and affirmative defenses that were or could have been asserted in the Maryland Action. Except as it may otherwise be compelled by a court of competent jurisdiction, domestic or foreign governmental authority agency or tribunal, or in connection with a valid subpoena, Medtronic and Medtronic Releasees further agree not to challenge, cause to be challenged, or assist others to challenge, directly or indirectly, the validity and/or enforceability of the Licensed Patents in any court or other tribunal, including the United States Patent and Trademark Office and foreign patent offices. In the event Medtronic is served with a subpoena, agency directive, or court order compelling it to testify or provide documents or other information related to the Licensed Patents or this Agreement, Medtronic shall promptly notify Cytomedix of any such request pursuant to the notice provisions set forth in
            Article 11.1 of this Agreement so as to allow Cytomedix to, at its cost and expense, seek a protective order, file a motion to quash, or seek other appropriate relief on behalf of Medtronic or Medtronic Affiliate or Medtronic Distributor or Medtronic customer.


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      3.5.  Covenant Not to Sue. Cytomedix, for itself and its Affiliates, covenants during the term of this Agreement not to file or to continue to prosecute any suit against Medtronic or Medtronic Distributor or any customers of Medtronic or Medtronic's Affiliates or Distributors, claiming that Medtronic's (or Medtronic Affiliates, Distributors or customers) making, having made, using, selling, or offering for sale any Royalty-Bearing Product infringes any Licensed Patent.

      3.6. No Implied Licenses. No other rights or licenses not expressly granted herein with respect to the Licensed Patents or any other intellectual property owned or controlled by Licensor are granted or shall be deemed granted to Licensee or any other person.

      3.7. Taxes and Authorizations. Licensee shall be solely responsible for the payment and discharge of any taxes, duties, or withholdings relating to any transaction in connection with the manufacture, use, sale, or other commercialization of any Royalty-Bearing Product. Licensee shall, at its own expense, be responsible for applying for and obtaining any approvals, authorizations, or validations relative to this Agreement under the appropriate federal, state, or local laws.

4.    Payment Terms.

      4.1. License Payment. Within two months after the Effective Date, Medtronic shall pay Licensor a license payment of Six Hundred and Eighty Thousand U.S. Dollars $680,000.00.

      4.2. Earned Royalties. Licensee shall pay an Earned Royalty on sales of Royalty-Bearing Products that take place after the Effective Date and prior to November 24, 2009 under the following conditions:

            4.2.1. The Earned Royalty rate shall be one and one-half percent
                  (1.5%) of the Net Sales Price of Hardware Products sold in countries where the sale of such Hardware Product is covered by a granted, valid, unexpired patent within the Licensed Patents.


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            4.2.2. The Earned Royalty rate shall be seven and one-half percent
                  (7.5%) of the Net Sales Price of Disposable Products sold in countries where the sale of such Disposable Products is covered by a granted, valid, unexpired patent within the Licensed Patents.

            4.2.3. No Earned Royalty shall be payable after November 24, 2009.

      4.3. No Royalty Stacking. Only one Earned Royalty shall be payable in respect to any Royalty-Bearing Product.

      4.4. Reports, Payments and Currency Conversions. Within two months after the end of each Quarter, Medtronic shall furnish Licensor with a written report setting forth the sales of Royalty-Bearing Products upon which a royalty is payable under this Article 4 during such Quarter and the computation of the royalties payable with respect thereto. Each report shall be accompanied by the amount due in U.S. Dollars, less any taxes required to be withheld by governmental agencies in respect to royalties payable to Licensor for that Quarter. Each report and any accompanying payment shall be sent to the address specified for the Licensor according to Paragraph 11.1. If Medtronic is precluded because of the laws or any governmental decree of a particular country from obtaining royalties from any Licensee in such country or can do so only at great expense and effort, Medtronic shall have the right to pay or have paid royalties applicable to such country in the currency of such country at a banking institution of Licensor's selection in such country and Licensor shall cooperate with Medtronic in preparing appropriate documents to accomplish the aforesaid. Whenever a conversion from one currency to another is involved in making or crediting an Earned Royalty the exchange rate shall be the monthly financial rate used by Licensee in the ordinary course of business for which the royalty is being paid or credited.

      4.5. Records. The Licensees shall keep accurate records in sufficient detail to enable Earned Royalties payable hereunder to be determined and shall, upon written notice by Licensor to Medtronic, permit such records to be inspected (but only to the extent necessary to verify the amount of Earned Royalty payable hereunder or financial data provided to Cytomedix by Medtronic before or after the Effective
            Date) once annually during normal business hours by a certified public accountant or firm of certified public accountants reasonably acceptable to Medtronic and appointed by Licensor at Licensor's expense. The accountants making such inspection shall report to Licensor only the amount of Earned Royalty due and payable and shall be bound by the provisions of Paragraph 6.1 (confidentiality). Records inspected under this Paragraph 4.5 shall be retained by the Licensees until Licensor and Medtronic have agreed upon the amount of Earned Royalty payable thereon. Except as aforesaid, no Licensee shall be required to retain any records longer than three (3) years after the end of the Quarter in which such records were prepared.

      4.6.  Royalty-Bearing Product Dispute.

            4.6.1. In the event of any dispute between the Parties as to whether or not a product sold by a Licensee or sublicensee is a Royalty-Bearing Product for which an Earned Royalty is due, Medtronic shall have the right to submit the dispute to binding arbitration, as provided in Article 9 hereof. Medtronic shall be entitled to withhold Earned Royalties in dispute during the pendency of such arbitration and for one
                  (1) month thereafter. During the pendency of the arbitration and the said one (1) month period, Medtronic shall not be deemed in default of this Agreement for nonpayment of royalties.


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            4.6.2. In the event the product in dispute is determined not to be a
                  Royalty-Bearing Product, Licensor shall pay to Medtronic the costs, expenses, and fees paid by Medtronic associated with such arbitration.

            4.6.3. In the event the product in dispute is determined to be a
                  Royalty-Bearing Product, in addition to paying any amount unpaid for past royalties, and taking any action required as a result of the determination to thereby maintain the Agreement in force, Medtronic shall pay to Licensor the costs, expenses, and fees paid by Licensor associated with such arbitration.

      4.7. Medtronic Right to Inspect. In order to confirm whether grants of other licenses to the Licensed Patents contain a more favorable Hardware Product royalty rate or a more favorable Disposable Product royalty rate, Medtronic or its duly authorized agent shall be permitted, at its own expense, to inspect records of Cytomedix reflecting license royalty rates payable by medical device manufacturers in respect of the Licensed Patents and to make copies of or extracts from such records during regular business hours throughout the term of this Agreement and for a reasonable period of not less than three (3) years thereafter.

5.    Most Favored Licensee

      5.1. Most Favored Licensee. If Licensor enters or has entered into a license agreement involving any Licensed Patent with any Entity other than Medtronic or DePuy Inc., ("Other License"), then Licensor will, within one (1) month after the effective date of the Other License agreement or this Agreement (whichever is later), provide Medtronic with a confidential copy of the Other License agreement. Medtronic shall, at its option, be entitled at any time during the life of any said Other License to substitute, effective as of the effective date of the Other License, the royalty rate terms and conditions of said Other License agreement for the royalty rate terms and conditions of this Agreement. The Parties shall cooperate in good faith in making any refund or payment adjustment required in the event of such royalty rate substitution.

6.    Confidentiality

      6.1 Confidentiality. The Parties agree to keep the terms of this AGREEMENT confidential, as well as any information exchanged between the Parties that is designated or agreed to be held as confidential, and shall not disclose them without the express written permission of the other Party, except in response to a court order (for which the other Party shall be provided reasonable advance notice), in any action concerning the enforcement of this AGREEMENT, as otherwise permitted or required by the terms of this Agreement, or as otherwise required by law (including, without limitation, CYTOMEDIX's obligations in connection with its requirements under federal or state securities laws, for which no notice need be provided to the other Party).


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      6.2   Press Release: The Parties may state, in whole or in part, the following (the exact words need not be used, provided the substance is the same): "(1) The Parties have resolved the dispute related to the litigation to their mutual satisfaction, (2) the lawsuit has been dismissed, and/or (3) a license has been granted as part of the settlement."

      6.3 Notwithstanding Articles 6.1 and 6.2 of this Agreement, in the event any third party, Medtronic agent, Medtronic Distributor or customer (the "Inquiring Party") inquires whether its use of any product sold by Medtronic (including the products set forth in Exhibits B and C) is covered by or infringes any Licensed Patent, Medtronic may disclose this Agreement to the Inquiring Party only, provided that the Inquiring Party has agreed in writing to maintain the confidentiality of this Agreement and its terms. Notwithstanding Articles 6.1, 6.2, and the preceding provisions of this Article 6.3, Medtronic may state to its customers and Distributors that it is licensed under one or more of the Licensed Patents and that such customer or Distributor shall have no royalty obligation to Medtronic or Licensor, without requiring a confidentiality agreement between the customer or Distributor and Medtronic.

7.    Subsequent Review

      7.1 Medtronic shall be entitled to discontinue any Earned Royalty payments under Article 4.2 of this Agreement in respect to any country or non-US foreign territory where a Licensed Patent exists immediately upon the occurrence of:

            7.1.1 in any reexamination, reissue or court proceeding of the
                  Licensed Patent applicable to that country or foreign territory, entry of a judgment, order, decree or decision to the effect that: (A) all of the claims of such Licensed Patent are invalid, or; (B) the use of human platelet releasate (or the sale or offering for sale of products substantially equivalent to the Royalty-Bearing Products) to facilitate healing of human wounds or human tissue infringes none of the valid and enforceable claims of such Licensed Patent, or

            7.1.2 Licensor expressly and in writing disclaims or abandons any independent claim in any Licensed Patent applicable to that country or foreign territory, or

            7.1.3 claims in any Licensed Patent applicable to that country or foreign territory are disallowed or so substantially narrowed in any reexamination proceeding, such that the Royalty-Bearing Products would be rendered non-infringing.

            7.1.4 In the event Licensor obtains reversal of any adverse determination in Article 7.1.1 or 7.1.3 hereof that enabled Medtronic to discontinue any Earned Royalty payments, then Medtronic shall resume Earned Royalty payments affected thereby, and pay Licensor any Earned Royalties which accrued between suspension and resumption of Earned Royalty payments. Under no circumstances shall Medtronic's obligation to Licensor to make Earned Royalty payments extend beyond the term of this Agreement set forth in Article 4.2.3.


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8.    Representations and Warranties.

      8.1 Authorization. Each Party hereby represents and warrants that it (a) has the power and authority and the legal right to enter into this Agreement on behalf of itself and all Affiliated Entities and to perform its obligations hereunder, and (b) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

      8.2 Limitation of Warranties. Nothing in this Agreement shall be construed as: (a) a warranty or representation by CYTOMEDIX as to the validity or scope of any LICENSED PATENTS; (b) a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patent or from suits by third parties for infringement of patent; (c) except as otherwise provided in Article 6 herein, conferring the right to use in advertising, publicity or otherwise any trademark, trade name, or names, or any contraction, abbreviation, simulation or adaptation thereof, of either Party; or
            (d) an obligation to furnish any know-how associated with the Licensed Patents.

      8.3 Ownership and Right to Grant License. CYTOMEDIX herein represents, covenants, and warrants that it is co-owner of the entire right, title, and interest in the LICENSED PATENTS with the University of Minnesota. The University of Minnesota has assigned all rights to the LICENSED PATENTS but has retained a non-exclusive perpetual license to the LICENSED PATENTS solely in connection with not-for-profit research and teaching. CYTOMEDIX further warrants that no existing prior agreement or assignment presently conflicts in any manner with this AGREEMENT or otherwise prevents CYTOMEDIX from fulfilling all of its obligations under this AGREEMENT. CYTOMEDIX further covenants, warrants and represents that it has the sole right to grant licenses to the LICENSED PATENTS.

      8.4 Disclaimer. EACH PARTY makes no representations other than those expressly set forth in this Article 8. Each Party expressly disclaims all other representations, warranties and conditions, express, implied, statutory, or otherwise, regarding the LICENSED PATENTS, including without limitation, any warranty of merchantability, fitness for a particular purpose, or non-infringement.

      8.5 Complete List of Patents. Licensor represents and warrants that Exhibit A sets forth all patents and applications for patent that are owned by, controlled by, or licensed to Licensor as of the Effective Date that relate to the Royalty-Bearing Products, including their design, features, composition, manufacture, use or sale.


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      8.6   Representation regarding Disposable Products and Hardware Products and Related Financial Data. Licensee represents that (a) all products currently marketed or promoted by Licensee that constitute Disposable Products are included on Exhibit B, (b) all products currently marketed or promoted by Licensee that constitute Hardware Products are included on Exhibit C, and (c) all financial data regarding sales of Hardware Products and Disposable Products provided to Cytomedix before or after the Effective Date are and shall be true and accurate representations of such data as reflected on Medtronic's financial statements.

9.    Dispute Resolution.

      9.1 Except as specified elsewhere in the Agreement, any dispute arising out of or relating to the formation or performance of this Agreement, including the breach, termination or validity thereof, which has not been resolved by good faith negotiation between representatives of Medtronic and Licensor who have authority to fully and finally resolve the dispute within thirty (30) days after initiation of a negotiation procedure, shall be finally resolved by binding arbitration by three arbitrators in accordance with the American Arbitration Association ("AAA") Commercial Arbitration Rules then currently in effect; provided, however, that if one Party fails to participate in the negotiation as agreed herein, the other Party can commence binding arbitration prior to the expiration of the time period set forth above. The three arbitrators' award shall be binding on the Parties. One arbitrator shall be selected by each Party. The third arbitrator shall be chosen by agreement of the Parties. The arbitrators shall have no jurisdiction or authority to award punitive or exemplary damages against either Party. The prevailing Party in any arbitration hereunder shall be awarded its reasonable attorneys fees and costs in addition to any other relief to which it may be entitled under this Agreement, but such attorney fees and costs shall not exceed 50% of the amount in dispute. The binding arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. ss.ss.1-16, and judgment upon the award rendered by the arbitrators, or a majority thereof, may be entered by any court having jurisdiction thereof. If a Party is forced into court to enforce an arbitration award, it shall be entitled to recover its reasonable attorney fees and costs. In any arbitration, the parties shall be entitled following initiation of the action to the same discovery that they would be allowed under the Federal Rules of Civil Procedure; provided, however, that the parties shall cooperate in good faith to cause such discovery to be completed within ninety
            (90) days following initiation of the arbitration action.

      9.2 Damages. Medtronic and Licensor each agree to waive any right to receive punitive, consequential, special or indirect damages relating in any way to this Agreement.

10.   Termination.

      10.1 Expiration/Termination. If this Agreement is not terminated sooner as provided for herein, it shall terminate with the expiration of the last to expire of the Licensed Patents.

      10.2 Termination Upon Default. Upon default by any Party in the performance of any obligation hereunder to be performed by such Party, the Party aggrieved by such default shall give notice in writing to the Party in default specifying the thing or matter in default. Unless such default be cured within one (1) month following the giving of such notice (or if such cure cannot be completed within such one (1) month period, if the cure thereof be not undertaken promptly upon receipt of such notice, and diligently pursued thereafter), then the Party giving such notice may give further written notice to the Party in default terminating this Agreement; in such event, this Agreement shall terminate on the date specified in such further notice, which date shall be no earlier than one (1) month from the date of such further notice.

      10.3 Prior Obligations and Liability; Non-waiver. No expiration or termination of this Agreement shall relieve any Party of any obligation accrued prior to the date of expiration or termination or relieve a Party in default from liability for damages for breach of this Agreement.

      10.4 Survival. Upon termination of this Agreement, the confidentiality provisions of Article 6.1 shall remain in force, and the dispute resolution provisions of Article 9 shall survive.

11.   Miscellaneous.

      11.1 Notices. Any consent, notice or report required or permitted to be given or made under this LICENSE AGREEMENT by one of the Parties hereto to the other Party shall be in writing and delivered to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor. Said notice shall be deemed to have been given on the date of its receipt by the addressee.

                  If to MEDTRONIC:  MEDTRONIC, Inc.
                                    Cardiac Surgery Legal Counsel
                                    710 Medtronic Parkway
                                    Minneapolis, Minnesota 55432
                                    Attention: Vice President, Legal

                  If to CYTOMEDIX:  CYTOMEDIX,
                                    Inc. 416 Hungerford Drive, Suite 330
                                    Rockville,
                                    Maryland 20850
                                    Attention: Kshitij Mohan, Ph.D, CEO

      11.2 Governing Law. This AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

      11.3 Assignment. This Agreement and any of the rights and obligations thereof are fully assignable by both Parties.

      11.4 Force Majeure. No Party shall be considered in default or be liable for any delay in performance or for any non-performance caused by circumstances beyond the reasonable control of such Party, including but not limited to acts of God, explosion, fire, flood, accident, strike or other labor disturbance, war (whether declared or not), sabotage, order or decree of any court or action of any governmental authority, or other causes, whether similar or dissimilar to those specified, that cannot reasonably be controlled by the Party who failed to perform.

      11.5 Waiver. Failure by any Party to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement shall not be deemed a continuing waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power herein at any time be deemed a waiver or relinquishment of the same or any other right or power, whether or not similar. Waiver of a breach hereunder may be effected only by a writing signed by the waiving Party and such waiver shall not constitute a waiver of any other breach not specified in said writing. The Parties hereby acknowledge that they have been advised by legal counsel and are familiar with section 1542 of the California Civil Code, which provides as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR

            The Parties acknowledge in that connection that they may have sustained damage, loss, cost or expense that are presently unknown and unsuspected, and that such damage, loss, cost or expense as may have been sustained may give rise to additional damage, loss, cost or expense in the future. Nevertheless, the Parties acknowledge that this Agreement has been negotiated and agreed upon in light of this situation and expressly waive any and all rights which they may have under Section 1542 of the California Civil Code, or any other state or federal statute or common law principle of similar effect.11.6Entire Agreement. This Agreement and its Exhibits explicitly referenced herein embody the entire agreement between the parties and supersede any prior representations, understandings and agreements between the parties regarding the subject matter hereof. There are no representations, understandings or agreements, oral or written, between the parties regarding the subject matter hereof that are not fully expressed herein.

      11.7 Severability. The parties agree that if any part, term, or provision of this AGREEMENT shall be found illegal or in conflict with any valid controlling law, the validity of the remaining provisions shall not be affected thereby.

      11.8 Independence of the Parties. This AGREEMENT shall not constitute the designation of any Party as the representative or agent of the other, nor shall any Party by this AGREEMENT have the right or authority to make any promise, guarantee, warranty, or representation, or to assume, create, or incur any liability or other obligation of any kind, express or implied, against or in the name of, or on behalf of, the other, except as expressly provided herein.

      11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures transmitted by telefax shall have the same import and effect as if originally delivered.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated below.

CYTOMEDIX, INC.                                  MEDTRONIC, INC.

By:  /s/ Kshitij Mohan                           By: /s/ Bill Hawkins
     ------------------------------                  -----------------------
     Kshitij Mohan, Ph.D, CEO                        Bill Hawkins, President
                                                     and Chief Operating Officer
                                                      Medtronic, Inc.

Date: April 25, 2005                             Date: April 25, 2005

                                    EXHIBIT A

U.S. Patent No. 5,165,938 entitled "Wound Healing Agents," issued 11/24/92

Australia Patent No. 596,954 entitled "Wound Healing Agents," issued 11/8/85

Canada Patent No. 1,261,259 entitled "Wound Healing Agents issued 9/26/89

Europe Patent No. 202,298 entitled "Wound Healing Agents," issued 7/15/92 (validated in Belgium, France, Germany, Great Britain, Netherlands, and Sweden)

Israel Patent No. 77,096 entitled "Wound Healing Agents," issued 11/19/85

Ireland Patent No. 57,894 entitled "Wound Healing Agents," issued 5/5/93

Japan Patent No. 1,986,949 entitled "Wound Healing Agents," issued 3/8/95

                                    Exhibit B

Schedule of Disposable Products

Model Number                   Description                                  UOM
----------------------------- --------------------------------------- --------------------------------------
MDK300                        Disposable Kit                                         5/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MDK305                        Basic Platelet Separator Kit                           5/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MRD500                        Ratio Dispenser Kit                                    5/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
BD309653                      B-D 60 ml. Syringe                                     40/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
BD309604                      B-D 10 ml. Syringe                                    100/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MCT600                        2" Cannula Tip                                         10/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MCT604                        4" Cannula Tip                                         10/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MCT607                        7" Cannula Tip                                         10/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MST700                        Spray Tip                                              10/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
COS310                        Complete One Source Kit                                1/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
BOS350                        Basic One Source Kit                                   1/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MSD400                        Autologous Serum Dispenser                             5/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
COS320                        Complete One Source Kit                                1/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
BOS360                        Basic One Source Kit                                   1/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MDK505                        Ratio Dispenser Kit                                    5/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MDK405                        Autologous Serum Dispenser                             5/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MTG401                        Autologous Serum Generator                             10/case
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
BT 727SP                      Plasma Sequestration Kit                               10/case
----------------------------- --------------------------------------- --------------------------------------

                                    Exhibit C

Schedule of Hardware Products
----------------------------- --------------------------------------- --------------------------------------
MAG100                        Magellan(TM) Platelet Separator                             NA
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------
MAG200                        Magellan(TM) Platelet Separator                             NA
----------------------------- --------------------------------------- --------------------------------------
----------------------------- --------------------------------------- --------------------------------------

                                   (EXHIBIT D)
                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MARYLAND


CYTOMEDIX, INC.,                              )
                                              )
         Plaintiff,                           )
                                              )Civ. Action No.: RWT-04-CV-3593
v.                                            )
                                              )
MEDTRONIC,  INC.,                             )
                                              )
         Defendant.                           )


                       STIPULATED DISMISSAL WITH PREJUDICE

         The parties have agreed to settle the above-captioned matter and jointly request entry of this Stipulated Dismissal With Prejudice. It is, therefore

         ORDERED, ADJUDGED, AND DECREED as follows:

      1. The above-captioned action is hereby dismissed, with prejudice, in its entirety.

      2.    Each Party shall bear its own costs and attorneys' fees.



Date:                         , 2005
        ----------------------               -----------------------------------
                                             UNITED STATES DISTRICT COURT JUDGE

         The parties hereto, through counsel consent to entry of the above Stipulated Dismissal With Prejudice.

Date:  April ___, 2005                         Date:  April ___, 2005


--------------------------------               ---------------------------------
Frank P. Porcelli                              Thomas Hamlin
FISH & RICHARDSON P.C.                         ROBINS, KAPLAN, MILLER & CIRESI
225 Franklin Street, Suite 3100                800 LaSalle Ave
Boston, Massachusetts 02110                    Minneapolis, Minnesota 55402
Telephone:  (617) 521-7800                     Telephone:  (612) 349-8500
Facsimile:   (617) 542-8906                    Facsimile:   (612) 339-4181


Steven R. Jakubowski
ROBERT F. COLEMAN & ASSOCIATES
77 West Wacker Drive, Suite 4800
Chicago, Illinois 60601
Telephone:  (312) 444-1000
Facsimile:   (312) 444-1028

Attorneys for Plaintiff, CYTOMEDIX, INC.       Attorneys for Defendant,
                                               MEDTRONIC, INC.